SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 21, 2003
----------------------------------
(Date of earliest event reported)


Commission File No. 333-110283



                    Wells Fargo Asset Securities Corporation
                    ----------------------------------------


        Delaware                                             52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                                 (I.R.S. Employer
Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston LLC which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
------------------                              -----------
      (99)                                      Computational Materials
                                                prepared by Credit
                                                Suisse First Boston LLC
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through
                                                Certificates, Series
                                                2003-18.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION


November 21, 2003

                                   By:      /s/ Patrick Greene
                                          --------------------------------
                                          Patrick Greene
                                          Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Computational Materials prepared by              P
                        Credit Suisse First Boston LLC and
                        in connection with Wells Fargo Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates, Series
                        2003-18.